EX-35.3
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Nomura Asset Acceptance Corporation
Two World Financial Center
New York, NY 10281



RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):


(a) a review of Wells Fargo's activities as Master Servicer and/or Securities Administrator under the servicing agreements) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.


February 25, 2008

/s/ Jacquelyn E Kimball
JACQUELYN E KIMBALL
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Schedule A

List of Servicing Agreement(s) and Series

 1 Pooling and Servicing Agreement for Nomura Asset Acceptance Corporation
   Alternative Loan Trust, Series 2006-AR3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 2 Pooling and Servicing Agreement for NAAC 2006-AF2, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable

 3 Pooling and Servicing Agreement for NOMURA 2006-WF1, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

 4 Pooling and Servicing Agreement for NAAC 2006-AF1, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable

 5 Pooling and Servicing Agreement for NOMURA 2006-AP1, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

 6 Pooling and Servicing Agreement for NOMURA 2006-AR1, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

 7 Pooling and Servicing Agreement for Nomura Asset Acceptance Corporation
   Mortgage Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 8 Pooling and Servicing Agreement for Nomura Asset Acceptance Corporation
   Alternative Loan Trust, Series 2007-S2, Wells Fargo Bank, N.A. as Master Servicer

 9 Pooling and Servicing Agreement for Nomura Asset Acceptance Corporation
   Alternative Loan Trust, Series 2007-S1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

10 Pooling and Servicing Agreement for Nomura Asset Acceptance Corporation
   Mortgage Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

11 Pooling and Servicing Agreement for Nomura Asset Acceptance Corporation
   Mortgage Pass-Through Certificates Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

12 Pooling and Servicing Agreement for Nomura Asset Acceptance Corporation
   Alternative Loan Trust, Series 2006-S5, Wells Fargo Bank, N.A. as Master Servicer


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


13 Pooling and Servicing Agreement for Nomura Asset Acceptance Corporation
   Alternative Loan Trust, Series2006-AR4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable